EXHIBIT 10.1
SIXTH AMENDMENT TO AMENDED AND RESTATED LETTER AGREEMENT
(with Borrowing Base)
THIS SIXTH AMENDMENT TO AMENDED AND RESTATED LETTER AGREEMENT (this “Amendment”) dated effective as of April 1, 2005 (the “Effective Date”), is by and between FRIEDMAN INDUSTRIES, INCORPORATED (“Borrower”) and JPMORGAN CHASE BANK, N.A., formerly known as JPMorgan Chase Bank (“Bank”).
PRELIMINARY STATEMENT. Bank and Borrower have entered into an Amended And Restated Letter Agreement dated as of April 1, 1995, as amended by a First Amendment dated as of April 1, 1997, a Second Amendment dated as of July 21, 1997, a Third Amendment dated as of April 1, 1999, a Fourth Amendment dated as of June 1, 2001, and a Fifth Amendment dated as of April 1, 2003 (collectively, “Credit Agreement”). All capitalized terms defined in the Credit Agreement and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement. Bank and Borrower have agreed to amend the Credit Agreement to the extent set forth herein, and in order to, among other things, renew, modify and extend the Revolving Credit Note.
NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, Bank and Borrower hereby agree as follows:
1. Section 1.1 of the Credit Agreement is amended to read as follows:
“Subject to the terms and conditions hereof, the Bank agrees to make loans (“Loan” or “Loans”) to Borrower from time to time before the Termination Date, not to exceed at any one time outstanding $6,000,000.00 (the “Commitment”). Borrower shall have the right to borrow, repay and reborrow. Bank and Borrower agree that Chapter 346 of the Texas Finance Code shall not apply to this Agreement, the Note or any Loan. The Loans shall be evidenced by, shall bear interest and shall be payable as provided in the promissory note of Borrower dated April 1, 2005 (together with any and all renewals, extensions, modifications, replacements, and rearrangements thereof and substitutions therefor, the “Note”), which is given in renewal, modification and extension of that certain promissory note dated April 1, 2003, in the original principal amount of $6,000,000.00, maturing April 1, 2006. The purpose of the Loans made under the Commitment is to provide the Borrower with working capital support. “Termination Date” means the earlier of: (a) April 1, 2008; or (b) the date specified by Bank in accordance with Section 5 of the Credit Agreement.
2. Exhibit A of the Credit Agreement is amended by and replaced with the Exhibit A attached hereto for all purposes.
3. Borrower hereby represents and warrants to the Bank that after giving effect to the execution and delivery of this Amendment: (a) the representations and warranties set forth in the Credit Agreement are true and correct on the date hereof as though made on and as of such date; and (b) no Event of Default, or event which with passage of time, the giving of notice or both would become an Event of Default, has occurred and is continuing as of the date hereof.
4. This Amendment shall become effective as of the Effective Date upon its execution and delivery by each of the parties named in the signature lines below, and the term “Agreement” as used in the Credit Agreement shall also refer to the Credit Agreement as amended by this Amendment.
5. Borrower further acknowledges that each of the other Loan Documents is in all other respects ratified and confirmed, and all of the rights, powers and privileges created thereby or thereunder are ratified, extended, carried forward and remain in full force and effect except as the Credit Agreement is amended by this Amendment.
6. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute but one and the same agreement.
7. This Amendment shall be included within the definition of “Loan Documents” as used in the Agreement.
8. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE
STATE OF TEXAS AND AS APPLICABLE, THE LAWS OF THE UNITED STATES OF AMERICA.
THIS WRITTEN AMENDMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE A “LOAN AGREEMENT” AS DEFINED IN SECTION 26.02(a) OF THE TEXAS BUSINESS & COMMERCE CODE, AND REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed effective as of the Effective Date.

BORROWER:	FRIEDMAN INDUSTRIES, INCORPORATED

	By:	/s/ Ben Harper

	Name:	BEN HARPER
	Title:	SENIOR VICE PRESIDENT — FINANCE

BANK:	JPMORGAN CHASE BANK, N.A.

By:

Name:

Title:

Page 1 of 2 Pages

EXHIBIT A to Agreement between
FRIEDMAN INDUSTRIES, INCORPORATED (“Borrower”) and JPMORGAN CHASE BANK, N.A. (“Bank”)
dated as of April 1, 1995, as same may be amended, restated and supplemented in writing
REPORTING REQUIREMENTS, FINANCIAL COVENANTS
AND
COMPLIANCE CERTIFICATE FOR CURRENT REPORTING PERIOD ENDING                     , 200_(“END DATE”)
A. REPORTING PERIOD. THIS EXHIBIT WILL BE IN PROPER FORM AND BE SUBMITTED QUARTERLY.
B.

Financial Reporting. Borrower will provide the following financial information within the times indicated:	Compliance Certificate

Compliance
(Circle)
WHO	when due	what	Yes No
BORROWER	(i) Quarterly at such time as this statement is submitted to the Securities and Exchange Commission (“SEC”)	Borrower’s 10-Q together with a certificate of compliance duly executed by an officer of Borrower	Yes No

	(ii) On an annual basis at such time as this statement is submitted to the Securities and Exchange Commission (“SEC”)	Borrower’s 10-K together with a certificate of compliance duly executed by an officer of Borrower	Yes No
C.

FINANCIAL COVENANTS. Borrower will comply with the following financial covenants, defined in accordance with GAAP incorporating the calculation adjustments indicated on the Compliance Certificate:	COMPLIANCE CERTIFICATE

Compliance
REQUIRED	ACTUAL REPORTED	(Circle)
Except as specified otherwise, each covenant will be maintained at all times and reported for each Reporting Period or as of each Reporting Period End Date, as appropriate:	For Current Reporting Period/as of the End Date	Yes No

1. Maintain a Working Capital of at least $10,000,000.00	$ -	$ =	$	Yes No
	Current Assets	Current Liabilities	Working Capital

2. Maintain a Tangible Net Worth as adjusted of at	Stockholder’s Equity		$	Yes No
least $27,000,000.00.	Minus:	Goodwill	$
		Other Intangible Assets	$
	Plus:	Subordinated Debt	$
	Equals:	Tangible Net Worth	$

3. Maintain a Current Ratio of at least 2.00 to 1.00.	$ /	$ -	$	Yes No
	Current Assets	Current Liabilities	Current Ratio

4. Maintain a ratio of Total Indebtedness to Tangible Net Worth plus Subordinated Debt of no more than 1.10 to 1.00.	Total Indebtedness (GAAP)		$	Yes No

	Tangible Net Worth		$

	$ /	$ -	$
	Total Indebtedness	Tangible Net Worth	Ratio
THE ABOVE SUMMARY REPRESENTS SOME OF THE COVENANTS AND AGREEMENTS CONTAINED IN THE NOTE AND DOES NOT IN ANY WAY RESTRICT OR MODIFY THE TERMS AND CONDITIONS OF THE NOTE. IN CASE OF CONFLICT BETWEEN THIS EXHIBIT A AND THE NOTE, THE NOTE SHALL CONTROL.
The undersigned hereby certifies that the above information and computations are true and correct and not misleading as of the date hereof and that since the date of the Borrower’s most recent Compliance Certificate (if any):

☐	No default or Event of Default has occurred under the Note during the current Reporting Period, or been discovered from a prior period, and not reported.

☐	A default or Event of Default (as described below) has occurred during the current Reporting Period or has been discovered from a prior period and is being reported for the first time and:

☐	was cured on .

☐	was waived by Bank in writing on .

☐	is continuing.

Description of Event of Default:

EXHIBIT A Page 1 of 2 Pages

Executed this                      day of                     , 2000__.
BORROWER:     FRIEDMAN INDUSTRIES, INCORPORATED

SIGNATURE:

NAME:

TITLE:

ADDRESS:

EXHIBIT A Page 2 of 2 Pages